UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2019

THE MICHAELS COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36501	37-1737959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas 75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.06775 par value	MIK	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 22, 2019, two subsidiaries of The Michaels Companies, Inc. (the “Company”) – Michaels Stores, Inc. and Michaels Stores Procurement Company, Inc. (“MSPC”) – entered into an asset purchase agreement with A.C. Moore Incorporated, and certain of its affiliates, to acquire intellectual property and the right to lease up to 40 store locations for $58 million, subject to certain purchase price adjustments. The store locations are expected to be reopened under the Michaels brand name in fiscal 2020 and will include the relocation of certain existing Michaels stores. Additionally, MSPC has also leased a distribution facility in New Jersey, formerly occupied by A.C. Moore, with FEM BERLIN LLC, CPI BERLIN LLC, CPI BERLIN II LLC and CPI BERLIN III LLC together as the landlord. The transactions are intended to expand the Company’s presence in strategic markets and better serve the Company’s customers both online and in stores.

On November 25, 2019, the Company issued a press release relating to the transactions. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press release issued by The Michaels Companies, Inc., dated November 25, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

	By:	/s/ Denise Paulonis
Denise Paulonis
Executive Vice President – Chief Financial Officer

Date: November 25, 2019